SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Dynegy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder

Meeting to be Held on May 21, 2010.

Meeting Information

DYNEGY INC.	Meeting Type:	Annual Meeting
	For holders as of:	March 23, 2010
Date: May 21, 2010 Time: 10:00 a.m., local time
	Location:	Dynegy’s Headquarters
Wells Fargo Plaza
1000 Louisiana Street
Houston, Texas 77002

You are receiving this communication because you hold shares in the above named company.

DYNEGY INC. ATTN: CORPORATE SECRETARY 1000 LOUISIANA STREET, SUITE 5800 HOUSTON, TX 77002
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

-- Before You Vote --

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2010 to facilitate timely delivery.

-- How To Vote --

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING:

1.	Election of Directors

	01)	Bruce A. Williamson	05)	Patricia A. Hammick
	02)	David W. Biegler	06)	Howard B. Sheppard
	03)	Thomas D. Clark, Jr.	07)	William L. Trubeck
	04)	Victor E. Grijalva

2.	A proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Dynegy’s outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the number of authorized shares of Dynegy’s common stock.

3.	A proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to refer to our Class A common stock as “Common Stock” and remove all references to Class B common stock.

4.	A proposal to approve the Dynegy Inc. 2010 Long Term Incentive Plan.

5.	A proposal to approve the amended and restated Dynegy Inc. Incentive Compensation Plan.

6.	A proposal to ratify the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2010.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 7:

7.	A stockholder proposal regarding greenhouse gas emissions.